UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 27, 2007

PremierWest Bancorp (Exact Name of Registrant as specified in its charter)

Oregon	000-50332	93 - 1282171
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

503 Airport Road, Medford, Oregon 97504
Address of Principal Executive Office

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

     On Tuesday February 27, 2007, PremierWest Bancorp issued a press release announcing that John L. Anhorn, Chief Executive Officer, will participate in the “Oregon Community Bank” panel discussion on March 6, 2007 at the Sandler O’Neill & Partners, L.P. West Coast Financial Services Conference in San Francisco, CA.

     The presentation may be accessed through PremierWest Bancorp's website at http://www.premierwestbank.com by using the following instructions:

1. Go to "Investors" at the top of the home page
2. Select "Main Page" from the drop down menu
3. Click on "Webcast" for the Sandler O’Neill & Partners, L.P. West Coast
    Financial Services Conference
4. Select Session II

     This presentation will be archived and available on PremierWest Bancorp's website through April 5, 2007. A copy of the press release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(a) Not applicable. (b) Not applicable. (c) Exhibits. 99.1 Press Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP
(Registrant)

Date:	February 27, 2007	By:	/s/ Tom Anderson

Tom Anderson
Executive Vice President & Chief Financial Officer